                                  Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Enterprise Financial Services Corp (the "Company") on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Frank H. Sanfilippo, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as enacted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Frank H. Sanfilippo
-----------------------
Frank H. Sanfilippo
Chief Financial Officer
May 14, 2003

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